Exhibit 99.2
The following tables present summarized information by segment for each quarter of fiscal years 2008 and 2009, as well as the first quarter of fiscal 2010:

	Three Months Ended March 29, 2008
	E-Commerce	Marketing	Intersegment
	Services	Services	Eliminations	Consolidated
Net revenues	$187,599	$12,085	$(4,141)	$195,543

Segment costs and expenses	187,772	11,192	(4,141)	194,823

Segment profit (loss)	(173)	893	—	720
Acquisition related integration, transaction, due diligence expenses, non-cash inventory valuation adjustments, and the cash portion of deferred acquisition payments recorded as compensation expense				1,119
Depreciation and amortization				13,809
Stock-based compensation expense				4,669

Loss from operations				(18,877)

Interest expense				4,370
Interest income				(1,039)
Other expense, net				145

Loss before income taxes				$(22,353)

	Three Months Ended June 28, 2008
	E-Commerce	Marketing	Intersegment
	Services	Services	Eliminations	Consolidated
Net revenues	$175,936	$21,529	$(4,256)	$193,209

Segment costs and expenses	172,908	17,827	(4,256)	186,479

Segment profit	3,028	3,702	—	6,730
Acquisition related integration, transaction, due diligence expenses, non-cash inventory valuation adjustments, and the cash portion of deferred acquisition payments recorded as compensation expense				952
Depreciation and amortization				18,826
Stock-based compensation expense				4,324

Loss from operations				(17,372)

Interest expense				4,539
Interest income				(168)
Other expense, net				208

Loss before income taxes				$(21,951)

	Three Months Ended September 27, 2008
	E-Commerce	Marketing	Intersegment
	Services	Services	Eliminations	Consolidated
Net revenues	$168,097	$23,132	$(4,435)	$186,794

Segment costs and expenses	165,322	20,151	(4,435)	181,038

Segment profit	2,775	2,981	—	5,756
Acquisition related integration, transaction, due diligence expenses, non-cash inventory valuation adjustments, and the cash portion of deferred acquisition payments recorded as compensation expense				867
Depreciation and amortization				16,868
Stock-based compensation expense				4,554

Loss from operations				(16,533)

Interest expense				4,909
Interest income				(190)
Other expense, net				480

Loss before income taxes				$(21,732)

	Three Months Ended January 3, 2009
	E-Commerce	Marketing	Intersegment
	Services	Services	Eliminations	Consolidated
Net revenues	$368,408	$27,762	$(4,790)	$391,380

Segment costs and expenses	307,172	20,272	(4,790)	322,654

Segment profit	61,236	7,490	—	68,726
Acquisition related integration, transaction, due diligence expenses, non-cash inventory valuation adjustments, and the cash portion of deferred acquisition payments recorded as compensation expense				1,698
Depreciation and amortization				18,650
Stock-based compensation expense				5,856

Income from operations				42,522

Interest expense				5,023
Interest income				(375)
Other expense, net				729
Impairment of equity investments				1,665

Income before income taxes				$35,480

	Three Months Ended April 4, 2009
	E-Commerce	Marketing	Consumer	Intersegment
	Services	Services	Engagement	Eliminations	Consolidated
Net revenues	$178,510	$25,122	$—	$(7,157)	$196,475

Segment costs and expenses	173,398	20,953	—	(7,157)	187,194

Segment profit	5,112	4,169	—	—	9,281
Acquisition related integration, transaction, due diligence expenses, non-cash inventory valuation adjustments, and the cash portion of deferred acquisition payments recorded as compensation expense					1,460
Depreciation and amortization					15,401
Changes in fair value of deferred acquisition payments					—
Stock-based compensation expense					6,954

Loss from operations					(14,534)

Interest expense					4,796
Interest income					(151)
Other expense, net					229

Loss before income taxes					$(19,408)

	Three Months Ended July 4, 2009
	E-Commerce	Marketing	Consumer	Intersegment
	Services	Services	Engagement	Eliminations	Consolidated
Net revenues	$163,770	$28,486	$—	$(5,075)	$187,181

Segment costs and expenses	160,843	22,154	—	(5,075)	177,922

Segment profit	2,927	6,332	—	—	9,259
Acquisition related integration, transaction, due diligence expenses, non-cash inventory valuation adjustments, and the cash portion of deferred acquisition payments recorded as compensation expense					165
Depreciation and amortization					15,279
Changes in fair value of deferred acquisition payments					—
Stock-based compensation expense					6,092

Loss from operations					(12,277)

Interest expense					4,759
Interest income					(54)
Other expense, net					(394)

Loss before income taxes					$(16,588)

	Three Months Ended October 3, 2009
	E-Commerce	Marketing	Consumer	Intersegment
	Services	Services	Engagement	Eliminations	Consolidated
Net revenues	$166,641	$31,038	$—	$(7,368)	$190,311

Segment costs and expenses	161,003	24,535	—	(7,368)	178,170

Segment profit	5,638	6,503	—	—	12,141
Acquisition related integration, transaction, due diligence expenses, non-cash inventory valuation adjustments, and the cash portion of deferred acquisition payments recorded as compensation expense					723
Depreciation and amortization					15,655
Changes in fair value of deferred acquisition payments					—
Stock-based compensation expense					5,676

Loss from operations					(9,913)

Interest expense					4,897
Interest income					(99)
Other expense, net					(32)

Loss before income taxes					$(14,679)

	Three Months Ended January 2, 2010
	E-Commerce	Marketing	Consumer	Intersegment
	Services	Services	Engagement	Eliminations	Consolidated
Net revenues	$370,654	$42,934	$26,347	$(9,687)	$430,248

Segment costs and expenses	309,926	29,338	24,971	(9,687)	354,548

Segment profit	60,728	13,596	1,376	—	75,700
Acquisition related integration, transaction, due diligence expenses, non-cash inventory valuation adjustments, and the cash portion of deferred acquisition payments recorded as compensation expense					4,659
Depreciation and amortization					17,060
Changes in fair value of deferred acquisition payments					951
Stock-based compensation expense					6,040

Income from operations					46,990

Interest expense					4,978
Interest income					(174)
Other expense, net					195

Income before income taxes					$41,991

	Three Months Ended April 3, 2010
	E-Commerce	Marketing	Consumer	Intersegment
	Services	Services	Engagement	Eliminations	Consolidated
Net revenues	$201,372	$38,371	$44,454	$(11,605)	$272,592

Segment costs and expenses	192,164	29,040	45,612	(11,605)	255,211

Segment profit (loss)	9,208	9,331	(1,158)	—	17,381
Acquisition related integration, transaction, due diligence expenses, non-cash inventory valuation adjustments, and the cash portion of deferred acquisition payments recorded as compensation expense					2,547
Depreciation and amortization					18,761
Changes in fair value of deferred acquisition payments					2,074
Stock-based compensation expense					6,931

Loss from operations					(12,932)

Interest expense					5,208
Interest income					(234)
Other expense, net					474

Loss before income taxes					$(18,380)